UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2014

Lakeland Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779-7410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (631) 981-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Change in Independent Registered Public Accounting Firm

On July 23, 2014, ACAL Consultoria e Auditoria S/S Ltda. (“ACAL”), the independent registered public accounting firm for Lakeland Industries, Inc.’s (the “Company”) Brazil subsidiary, Lakeland Brasil, S.A. (“Lakeland Brazil”), resigned effective with the engagement of Mazars Auditores Independentes S.S (“Mazars Brazil”) as Lakeland Brazil’s new independent registered public accounting firm.

The audit report of ACAL on the Lakeland Brazil’s financial statements for the fiscal year ended January 31, 2014 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The audit report of ACAL on the Lakeland Brazil’s financial statements for the fiscal year ended January 31, 2014 contained an unqualified opinion with an emphasis of a matter regarding certain tax matters. The audit report of ACAL on the Lakeland Brazil’s financial statements for the fiscal year ended January 31, 2013 contained an unqualified opinion with an emphasis of a matter regarding Lakeland Brazil’s ability to continue as a going concern.

During the two most recent fiscal years and the subsequent interim period through April 30, 2014, there were no disagreements with ACAL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of ACAL, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. In addition, during that time there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided ACAL with a copy of the foregoing disclosures and has requested that ACAL furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not ACAL agrees with the statements made herein, each as required by SEC rules, and, if not, stating the respects in which it does not agree. A copy of ACAL’s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

The decision to retain Mazars Brazil as the new independent registered public accountants of Lakeland Brazil was made and approved by the Audit Committee of the Company’s Board of Directors and, effective as of July 23, 2014, the Audit Committee so engaged Mazars Brazil.

During the two most recent fiscal years and through April 30, 2014, neither the Company, nor anyone on its behalf, consulted with Mazars Brazil regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Lakeland Brazil’s financial statements, in connection with which either a written report or oral advice was provided to the Company that Mazars Brazil concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter of ACAL Consultoria e Auditoria S/S Ltda. to the Securities and Exchange Commission, dated July 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Dated: July 28, 2014	/s/ Christopher J. Ryan
Christopher J. Ryan Chief Executive Officer

Exhibit Index

Exhibit	Description

16.1	Letter of ACAL Consultoria e Auditoria S/S Ltda. to the Securities and Exchange Commission, dated July 24, 2014.